HCC Insurance Holdings Inc. 6/24

ABOUT FORWARD LOOKING STATEMENTS This presentation contains certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward looking statements. Many risks and uncertainties may impact the matters addressed in these forward looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward looking statements. Although we believe that the assumptions underlying our forward looking statements are reasonable, any of these assumptions, and therefore also the forward looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward looking statements speak only as of the date made and we will not update these forward looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur.

OVERVIEW

CORPORATE PROFILE International Specialty Insurance Group founded in 1974 Operations include Life and Property & Casualty Insurance Companies, Underwriting Agencies and Intermediaries Rated A+ (Superior) by A.M. Best Company and AA (Very Strong) by Standard & Poor's

CORPORATE PHILOSOPHY Capital Preservation through Underwriting Discipline Long term growth through Diversification of Operations, Opportunistic Expansion of Existing Lines of Business, Strategic Investments and Acquisitions Long term growth of Shareholder's Equity

GROWTH IN SHAREHOLDER'S EQUITY ($ in millions) 2000 1994 $108 1996 $241 1998 $440 $531 $788 March 31, 2002

EXECUTIVE MANAGEMENT Stephen L. Way Age 53 President & CEO Susan L. Howie Age 52 EVP - Corporate Services Christopher L. Martin Age 35 General Counsel Edward H. Ellis, Jr. Age 59 Chief Financial Officer Craig J. Kelbel Age 48 EVP - Agencies Mike Schell Age 53 EVP - Insurance Cos.

OPERATIONS

LINES OF BUSINESS Group Life, Accident & Health Aviation Property, Marine & Offshore Energy Other Specialty Lines Including Kidnap & Ransom, Directors and Officers Liability, Professional Liability and Event Cancellation.

REVENUE DIVERSIFICATION Earned Premium Management Fee Income Commission Income Investment Income

Houston Casualty Company HCC Life Insurance Company U.S. Specialty Insurance Company Avemco Insurance Company HCC Specialty Insurance Company Underwriting Agencies Professional Indemnity Agency HCC Benefits ASU International MAG Global Financial Products Insurance Intermediaries HCC Employee Benefits HCC Intermediaries Rattner Mackenzie ORGANIZATIONAL STRUCTURE

INSURANCE COMPANY OPERATIONS Capital Intensive Risk Bearing Limited Downside through Prudent Reinsurance Long Term Growth through Underwriting Cycle Management

INSURANCE COMPANY PREMIUM ($ in millions) Net Written (Retained) Premium $140 $284 $122 $373 1999 2000 1998 2001 $579 2002 Estimate

CATASTROPHE RISK MANAGEMENT Realistic Assessment of Exposures Reinsurance Protection that should Contain any Loss within one Quarter's Earnings Quality Reinsurance Security Purchase Protection Every Year Regardless of Market Conditions

UNDERWRITING AGENCY OPERATIONS Provides Underwriting and Claims Expertise on behalf of Insurance Companies No Capital Required Non-Risk Bearing Management Fee Income Control of Premium Distribution

MANAGEMENT FEES ($ in millions) 1998 $74 1999 $91 2000 $96 2001 $62 $76 2002 Estimate

INTERMEDIARY OPERATIONS Specialty retail, wholesale and reinsurance brokers No capital required Non-risk bearing commission income

COMMISSION INCOME ($ in millions) 1998 2000 1999 2001 $41 $50 $58 $43 $47 2002 Estimate

FINANCIAL

STRONG BALANCE SHEET No Net Loss Reserve Development Last 10 Years Strong Liquidity Low Risk Investment Portfolio Assets over $3.2 Billion Shareholders' Equity more than $775 Million Debt to Total Capital of 20%

STRONG GROWTH IN INVESTMENT ASSETS ($ in millions) 1994 $192 1996 $320 1998 $526 $711 2000 $909 March 31, 2002

CONSERVATIVE INVESTMENT PORTFOLIO 1st Qtr Tax Exempt Securities 23 Short Term Investments 36 Other 3 Taxable Securities 38 Taxable Securities - 33% Investment Grade Average Maturity: 4.2 years Duration: 3.0 years Tax Exempt Securities - 26% Investment Grade Average Maturity: 7.3 years Duration: 5.3 years Other 3% March 31, 2002 $909 million Short Term Investments - 38%

INVESTMENT INCOME ($ in millions) 1998 $29 1999 $31 2000 $40 2001 $40 $37 2002 Estimate

REVENUE GROWTH ($ in millions) $474 2000 $346 1999 $310 1998 $505 2001 $732 2002 Estimate

CONSISTENT GROWTH IN BOOK VALUE ($ in millions, except per share data) CONSISTENT GROWTH IN BOOK VALUE ($ in millions, except per share data) CONSISTENT GROWTH IN BOOK VALUE ($ in millions, except per share data) 1999 1998 2000 $12.40 Book Value Per Share $9.12 $8.94 $10.29 Shareholders' Equity $458 $440 $531 $763 2001 $12.69 $788 March 31, 2002

6/24 1999 2000 2001 2002 Total Debt 243 212 182 210 Total Capital (including Debt) 701 743 945 1,023 Debt to Capital Ratio 35% 29% 19% 20% CONSOLIDATED LEVERAGE ($ in Millions)

STRATEGY FOR FUTURE SUCCESS

CURRENT FOCUS Cash Flow and Investment Income Strategic Investments Growth and Diversification through Acquisitions Underwriting Growth and Performance Long Term Planning

ACQUISITION STRATEGY Fee Income New Lines of Business Expansion of Existing Lines of Business Distribution Earnings Synergy

ACQUISITIONS Underwriting Agency Specialty Disability and Event Cancellation 10/01 ASU International Underwriting Agency Professional Liability and Kidnap & Ransom 10/01 Professional Indemnity Agency Description Date Acquired Company Underwriting Agency Directors and Officers Liability 6/02 MAG Specialty Retail Insurance Broker Employee Benefits 01/01 Schanen Consulting Group

CURRENT UNDERWRITING CONDITIONS Rate Increases Deductible Increases More Restricted Conditions Rapidly Rising Net Written Premium Improved Underwriting Results

REVENUE DIVERSIFICATION ($ in millions) $474 2000 $346 1999 $310 1998 $505 2001 $732 2002 Estimate 46% 41% 57% 68% 75% Risk Bearing Total Revenue

COMPETITIVE ADVANTAGES Highly Rated Insurance Companies Flexible and Responsive Clean Balance Sheet Reputation and Experience Market Leader

HCC IS A MARKET LEADER Medical Stop-Loss General Aviation Property, Marine & Offshore Energy Kidnap & Ransom Event Cancellation

WHY INVEST IN HCC Clean Balance Sheet No A&E Claims No Loss Reserve Deficiencies Low Debt to Capital Ratio Limited Exposure to Capital Catastrophe Risk Management Underwriting Profit History of Managing problems within Earnings Long-term goal of 15% ROE

ABOUT FORWARD LOOKING STATEMENTS This presentation contains certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward looking statements. Many risks and uncertainties may impact the matters addressed in these forward looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward looking statements. Although we believe that the assumptions underlying our forward looking statements are reasonable, any of these assumptions, and therefore also the forward looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward looking statements speak only as of the date made and we will not update these forward looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur.

HCC Insurance Holdings Inc. 6/14